SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2013

PROVIDENT NEW YORK BANCORP
(Exact Name of Registrant as Specified in Charter)

    Delaware          001-35385      80-0091851
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
of Incorporation)    Identification No.)

400 Rella Boulevard, Montebello, New York                         10901
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:    (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17      CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17      CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is being "furnished" in accordance with General Instruction B.2 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth by specific reference in such filing.

Furnished herewith as Exhibit 99.1, and incorporated by reference herein, is a copy of presentation materials to be used by Provident New York Bancorp in a series of meetings with analysts, investors and other third parties.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, June 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: June 18, 2013	By: _/s/ Luis Massiani_________________
Luis Massiani
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation, June 2013

Provident New York Bancorp®

Investor Presentation

June 2013

Forward Looking Statements

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Provident New York Bancorp and Sterling Bancorp's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Provident and Sterling, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Provident's and Sterling's reports filed with the Securities and Exchange Commission, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Provident and Sterling shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Provident and Sterling businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Provident's stock price before closing, including as a result of the financial performance of Sterling prior to closing; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

1

Presenters

Name	Experience
Jack L. Kopnisky, *Chief Executive Officer*	Jack Kopnisky was named Chief Executive Officer and President of Provident New York Bancorp and Provident Bank in July 2011. Prior to joining the Company, Mr. Kopnisky served as Chief Executive Officer of SJB Escrow Corporation since 2009, and as a partner in Mercatus LLC since 2008. From 2005 until 2008, he was President and Chief Executive Officer of First Marblehead Corporation. Mr. Kopnisky served in a variety of leadership positions with KeyCorp and predecessor banks from 1998 to 2005. During those years, he served as President, Consumer Banking Group where he was responsible for Retail Banking, Business Banking, Consumer Banking and Community Development, President, Key Bank USA, President, Retail Banking and President & Chief Executive Officer, Key Investment.
Luis Massiani, *Chief Financial Officer*	Luis Massiani was named Executive Vice President and Chief Financial Officer at Provident New York Bancorp and Provident Bank effective December 15, 2012. Mr. Massiani was most recently Director of the investment banking department of Credit Suisse Securities LLC. Prior to joining Credit Suisse in May 2011, Mr. Massiani served first as Vice President, then later as Director, of the investment banking department of Citadel Securities LLC, from September 2009. From August 2005 until September 2009, Mr. Massiani worked in the Financial Institutions Group of Citigroup Global Markets Inc., first as an Associate, and later as Vice President.

2

Provident New York Bancorp Highlights

Improving Profitability	▪ Net income of $19.9mm in FY 2012; net income of $13.5mm Q2'13 YTD ▪ Improving trends in profitability; ROAA of 72bps Q2'13 YTD
Strong Asset Quality	▪ Growing concentration in 1 – 5B portfolio risk ratings (~86% as of Q2 2013) ▪ ALLL to total loans of 1.25% ▪ ALLL to NPLs of 88%
Strong Capital Position	▪ TCE / TA of 9.18% (PBNY) ▪ Tier 1 Leverage ratio of 8.62% (Provident Bank) ▪ Tier 1 Risk-based capital ratio of 12.41% (Provident Bank)
Highly Liquid Balance Sheet with Access to Diverse Funding Sources	▪ Low cost core deposit funding base ▪ ~30% of cash and securities to total assets ▪ ~97% of investment portfolio consists of high investment grade securities ▪ ~78% loans to deposits
Anticipated Benefits of Merger with Sterling are Significant	▪ Strategic extension of deposit footprint and target markets ▪ Loan portfolio diversification ▪ Increased fee-based revenue and income streams ▪ Improved operational efficiency and profitability

Source: Company filings.
Note: Financial data as of 3/31/13.

3

Overview of Provident New York Bancorp

- Provident New York Bancorp is the holding company for Provident Bank, an independent, full-service bank founded in 1885, which is headquartered in Montebello, New York
- Growing financial services firm that specializes in the delivery of services and solutions to business owners, their families and consumers
- Target markets encompass New York City including Manhattan and Long Island; Rockland, Westchester, Orange, Sullivan, Ulster, and Putnam counties in New York and Bergen county in New Jersey
- On April 4, 2013 Provident announced a merger agreement with Sterling Bancorp
  - Expansion in greater New York metropolitan area consistent with PBNY strategy
  - Creates a larger, more diversified regional bank
  - Anticipated closing date in Q4 2013 (calendar)

Recent Share Price Performance

$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
Jun '11
Nov '11
Apr '12
Aug '12
Jan '13
Jun '13
$9.20

Key Operating and Valuation Statistics

	Q2'13 YTD		Q2'13 YTD
Balance Sheet		**Capital**	
Assets	$3,710	TCE / TA	9.2%
Gross loans[1]	2,206	Tier 1 leverage[3]	8.6
Deposits	2,800	Tier 1 risk-based capital ratio[3]	12.4
		Total risk-based capital ratio[3]	13.5
Profitability			
NIM	3.39%	**Credit Quality**	
Fee ratio[2]	16.0	ALLL / total gross loans	1.25%
Efficiency ratio	63.8	NCOs / avg loans	0.58
ROATCE	8.46		
ROAA	0.72	**Valuation**	
Cost of int. bearing deposits	0.32	LTM share price performance	18.6%
Yield on loans	4.99	P / TBV	1.26x

Source: SNL Financial and company fillings.
Note: Financial information as of 3/31/13. Market data as of 6/17/13.
(1) Includes loans held for sale.
(2) Excludes gains/(losses) on securities and other gains/(losses).
(3) Bank level data.

4

Evolution of PBNY

	2011 FY	2012 FY	Q2'13 YTD	PBNY / STL Target [1][2]
Business focus	▪ Thrift holding company ▪ Commercial real estate focus ▪ Branch-based deposit gathering	▪ Increasing focus on C&I lending ▪ Deployed relationship-based commercial team strategy ▪ Expense reduction initiatives	▪ Expansion into NYC with acquisition of Gotham Bank ▪ Improving profitability	▪ Diversified commercial bank targeting the greater NYC metro area
Key operating metrics				
ROAA	0.40%	0.62%	0.72%	> 1.00%
ROATCE	4.5	7.1	8.5	> 12.0%
Fee income / total revenue[3]	17.6	17.9	16.0	~25.0%
Efficiency ratio	71.0	68.3	63.8	~55.0%

Loan portfolio

Consumer 36%
C&I 12%
CRE 41%
ADC 11%
Consumer 26%
C&I 16%
ADC 7%
CRE 51%
Consumer 26%
C&I 17%
ADC 5%
CRE 52%
Consumer 19%
Other 4%
C&I 40%
ADC 3%
CRE 34%

Source: Company filings, SNL Financial and Company estimates.

Note: PBNY is a savings and loans holding company. As part of the merger with Sterling, Provident Bank will become a national bank and PBNY will become a bank holding company.

(1) Key operating metrics represent long-term target for combined company.
(2) Represents loan portfolio information for PBNY and STL as of 3/31/13. Other category includes non-real estate loans and leases.
(3) Excludes gains/(losses) on securities and other gains/(losses).

5

Strategic Extension of Deposit Footprint

- Pro forma for the merger with Sterling – the combined company will have a top 10 ranking by total deposits among regional banks within the combined entity's footprint

Provident New York Bancorp
Sterling Bancorp
NY
NJ

($ in millions)

Rank	Bank	Branches	Pro forma deposits	Market share
1	M&T Bank	180	$27,740	2.4%
2	New York Community Bancorp	49	19,245	1.7
3	Signature Bank	28	12,955	1.1
4	Astoria Financial	85	10,929	1.0
5	Valley National	215	10,857	1.0
6	Apple Financial (1)	80	10,602	0.9
7	Investors Bancorp	103	8,818	0.8
8	Emigrant (1)	6	5,934	0.5
9	Provident Financial Services	79	5,178	0.5
10	Provident / Sterling pro forma	46	5,172	0.5
11	First Republic Bank	6	3,986	0.4
12	Ridgewood Savings Bank	37	3,966	0.3
13	SNBNY Holdings	1	3,628	0.3
14	Flushing Financial	20	3,154	0.3
15	Popular	40	2,962	0.3
16	Provident New York Bancorp (2)	33	2,904	0.3
17	Lakeland Bancorp	52	2,573	0.2
18	People's United	96	2,515	0.2
19	Columbia Bank	36	2,476	0.2
20	Dime Community Bancshares	26	2,467	0.2
21	Hudson Valley	30	2,374	0.2
22	Workers United	21	2,281	0.2
23	Sterling Bancorp (2)	13	2,268	0.2

Source: SNL Financial, FDIC Summary of Deposits as of 6/30/12.

Note: Footprint is defined as MSAs where Sterling or Provident have a branch presence; includes New York, Poughkeepsie and Kingston, NY MSAs.

(1) Data shown pro forma per the deposit acquisition/divestiture transaction announced in July 2012.

(2) GAAP data as of 12/31/12 for Sterling and Provident. All other deposit data is as of 6/30/12 from the FDIC Summary of Deposits.

Source: SNL Financial and company filings.

6

Strong Momentum in Earnings and Profitability

Net Interest Income

($ in millions)

$120
$100
$80
$60
$40
$20
–
$95
$94
$93
$91
$96
$56
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
Q2 2013 YTD

Earnings

($ in thousands)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
--
$23,778
$25,861
$20,492
$11,739
$19,888
$13,549
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
Q2 2013 YTD

ROAA

1.00%
0.80%
0.60%
0.40%
0.20%
--
0.84%
0.89%
0.70%
0.40%
0.62%
0.72%
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
Q2 2013 YTD

ROATCE

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
--
10.1%
10.4%
7.9%
4.5%
7.1%
8.5%
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
Q2 2013 YTD

Source: Company filings.

7

Operating Efficiency is Improving

- Year-over-year core revenues have grown approximately 2x core operating expenses

Revenue and Expense Growth

($ in thousands)
Core Revenues
Operating Expenses
YOY Growth Rate
$40,000
35,000
30,000
25,000
20,000
15,000
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
11.3%
6.0%

Efficiency Ratio

3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013
67.9%	65.5%	72.0%	62.9%	64.6%

Source: Company filings.

8

Positive Trend in Risk Ratings

3/31/13 Risk Rating Report
Commercial Loans - Excluding Business Banking Loans
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
13.4%
4.7%
2.5%
14.9%
64.53%
8.7%
1.0%
2.3%
13.6%
74.47%
5.0%
0.4%
2.7%
9.4%
82.48%
4.2%
0.2%
1.7%
8.6%
84.98%
3.4%
0.3%
2.5%
7.3%
86.46%
9/30/2010
9/30/2011
9/30/2012
12/31/2012
3/31/2013
10
9
8
7
6W
6
1-5b

	9/30/2010	9/30/2011	9/30/2012	12/31/2012	3/31/2013
Portfolio Avg RR	5.692	5.421	5.239	5.195	5.210
Performing Avg RR	5.240	5.130	5.042	5.049	5.062

Source: Company filings.

9

Loan Portfolio Performance Through the Crisis

Net Charge-offs by Asset Class

($ in millions)
$25
$20
$15
$10
$5
$10.7
$9.2
$19.5
$10.2
$6.3
2009Y
2010Y
2011Y
2012Y
2013 YTD
ADC
Consumer
Residential
C&I
CRE

Asset Quality Ratios	2009	2010	2011	2012	2013 YTD
Non-performing loans to total loans	1.55%	1.58%	2.38%	1.88%	1.42%
Net charge-offs to average loans (1)	0.62%	0.56%	1.17%	0.56%	0.58%
Allowance for loan losses to total loans	1.76%	1.81%	1.64%	1.33%	1.25%
Allowance for loan losses to non-performing loans	114%	115%	69%	71%	88%
Non-performing assets to total assets	0.93%	1.02%	1.46%	1.15%	0.99%

(1) Represents annualized data.

10

Strong Capital Position

TCE / TA Ratio (PBNY)

9.6%
9.2%
8.8%
8.4%
8.0%
7.6%
8.9%
8.3%
9.2%
9/30/2011
9/30/2012
3/31/2013

Tier 1 Leverage Ratio (Bank)

8.8%
8.4%
8.0%
7.6%
7.2%
6.8%
8.1%
7.5%
8.6%
9/30/2011
9/30/2012
3/31/2013

Tier 1 Risk-Based Ratio (Bank)

12.8%
12.4%
12.0%
11.6%
11.2%
11.8%
12.1%
12.4%
9/30/2011
9/30/2012
3/31/2013

Total Risk-Based Ratio (Bank)

13.6%
13.2%
12.8%
12.4%
13.0%
13.3%
13.5%
9/30/2011
9/30/2012
3/31/2013

Source: Company filings.

11

Strong Core Deposit Funding

Total Deposits

($ in millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
-
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
All Other
Municipal

Cost of Deposits

0.30%
0.20%
0.10%
0.00%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

Deposit Composition 3/31/13

Total time 12%
Transaction 38%
Money market 30%
Savings 20%

Total deposits: $2,800 million

Source: Company filings.

12

Highly Liquid Balance Sheet

Earning Assets Composition (Q2'13)

Securities
35%
Gross
Loans
65%

Loans to Deposits: 78%

FHLB borrowing capacity: $486.4mm

Securities that can be pledged for additional borrowings: $369.5mm

Securities Portfolio Composition (Q2'13)

Municipals
16%
Corporates
and other
4%
Private
Label
CMOs
1%
Agencies
39%
Agency
MBS and
CMOs
40%

Portfolio Yield: 2.31%[(1)]

Portfolio Weighted Avg. Duration: 4.49 years

Source: Company filings.
(1) For the six months ended 3/31/13.

13

Overview of Pending Merger with Sterling

Consideration	■ Fixed exchange ratio of 1.2625 Provident shares for each Sterling share ■ 100% stock
Pro Forma Ownership	■ 53% Provident / 47% Sterling
Accounting Acquirer	■ Provident New York Bancorp
Bank Merger	■ Sterling National Bank to merge into Provident Bank ■ Provident Bank to convert to a national bank charter
Name and Executive Offices	■ Holding company and bank to reflect Sterling brand ■ Executive offices in New York City and Rockland County
Management Composition	■ Provident CEO Jack Kopnisky to be CEO and President; other positions combined from senior management of both organizations
Board Composition	■ Sterling Chairman & CEO Louis J. Cappelli to be Chairman of the Board ■ 7 Provident Directors / 6 Sterling Directors
Required Approvals	■ Approval of Provident and Sterling shareholders ■ Customary regulatory approvals
Targeted Closing	■ Q4 2013 (calendar)

15

Significant Strategic Benefits of the Merger

- Creates a high-performing bank focused on the small-to-middle market business segment
- Top 10 market position among in-market regional banks
- Compatible culture – strategic focus, target markets and client service
- Diversifies loan portfolio and enhances loan origination capabilities
- Leverages commercial product expertise and relationship-based team distribution strategy
- Significant cross-sell opportunities
- Superior deposit mix and funding cost
- Increases and diversifies fee-based revenue
- Strong liquidity profile and capital levels
- Significant potential increase in profitability and value creation opportunity for stockholders

Source: Company filings.

16

Broad Array of Client Solutions

Combined Lines of Business

Lending

- Commercial Lending
- Commercial & Residential Real Estate Lending
- ABL / Accounts Receivable Mgmt
- Equipment Finance
- Payroll Finance
- Warehouse Lending

Fee-Based

- Depository & Cash Management
- Wealth Management
- Payroll Finance
- Factoring & Trade Finance
- Mortgage Banking
- Title Insurance

Total Revenue

($ in millions)
$300
$250
$200
$150
$100
$50
-
$127
$136
$263
PBNY
STL
Total

Total Revenue: $263mm

Diversified Revenue Streams

Non-interest Income Composition
Non-interest income 24%
Net interest income 76%
(1)
11%
6%
3%
27%
25%
28%
Customer Fees and Other Income
Life Insurance Policies
Trade Finance
Deposit Service Charges
Mortgage Banking
AR Mgmt and Factoring Commissions

Note: Financial data for the twelve months ended 3/31/13.
(1) Noninterest income excludes securities gains /(losses) and other gains/(losses).

17

Pro Forma Deposit and Loan Composition

Diversified Loan Portfolio Positioned for Growth

Provident

Consumer 26%
C&I 17%
ADC 5%
CRE 52%

Total: $2.2bn
Yield: 4.93%

Sterling

Other 10%
Consumer 11%
ADC 1%
CRE 9%
C&I 69%

Total: $1.7bn
Yield: 5.37%

Pro Forma Combined

Other 4%
Consumer 19%
C&I 40%
ADC 3%
CRE 34%

Pro forma: $3.9bn
Yield: 5.12%

Strong Core Deposit Funding

Total time 12%
Transaction 38%
Money market 30%
Savings 20%

Total: $2.8bn
Cost: 0.22%(1)

Total time 26%
Transaction 49%
Money market 24%
Savings 1%

Total: $2.3bn
Cost: 0.29%(1)

Total time 19%
Transaction 43%
Money market 27%
Savings 11%

Pro forma: $5.1bn
Cost: 0.25%(1)

Source: SNL Financial.
Note: Based on GAAP financial data as of 3/31/13. Yield and cost data shown for three months ended 3/31/13. Pro forma yield and cost data calculated as a weighted average.
(1) Cost of deposits is calculated as interest expense on deposits divided by total deposits.

18

Provident Historical Financial Trends

($ in millions)

	Provident New York Bancorp					
	For the Fiscal Year Ended					6 mos. ended
Balance Sheet	09/30/08	09/30/09	09/30/10	09/30/11	09/30/12	03/31/13
Total Assets	$2,984	$3,022	$3,021	$3,137	$4,023	$3,710
Total Loans & Leases[(1)]	1,732	1,704	1,707	1,708	2,127	2,206
Total Deposits	1,989	2,082	2,143	2,297	3,111	2,800
Tangible Common Equity	231	261	266	266	321	325
HFI Loans / Deposits	87%	82%	79%	74%	68%	79%
Income Statement						
Net Interest Income	$95	$94	$93	$91	$96	$56
Noninterest Income	20	22	19	20	22	15
Securities Gains	1	18	8	10	10	4
Net Income	24	26	20	12	20	14
Profitability						
ROAA	0.84%	0.89%	0.70%	0.40%	0.62%	0.72%
ROAE	5.9	6.2	4.8	2.8	4.5	5.5
ROATCE	10.1	10.4	7.9	4.5	7.1	8.5
Yield on Loans	6.55	5.71	5.59	5.37	5.04	4.99
NIM	3.96	3.81	3.78	3.65	3.51	3.39
Fee Income / Total Rev[(2)]	16.8	17.9	17.2	17.6	17.9	16.0
Efficiency Ratio	61.2	65.1	69.0	71.0	68.3	63.8
Capital Adequacy						
TCE / TA	8.2%	9.1%	9.3%	8.9%	8.3%	9.2%
Tier 1 Common[(3)]	11.6	12.6	12.1	11.9	12.2	12.4
Tier 1 Risk-Based[(3)]	11.6	12.6	12.1	11.8	12.1	12.4
Tier 1 Leverage[(3)]	8.0	8.6	8.4	8.1	7.5	8.6
Asset Quality						
NPLs/Loans	0.97%	1.55%	1.58%	2.38%	1.88%	1.42%
NCOs/Avg Loans	0.27	0.62	0.55	1.15	0.56	0.58
Reserves/NPLs	137	114	115	69	71	88

Source: SNL Financial.
(1) Includes loans held for sale.
(2) Excludes gains/(losses) on securities and other gains/(losses).
(3) Capital ratios for Provident Bank.

20

Non-GAAP to GAAP Reconciliation

Non GAAP Financial Measures (in thousands except share and per share data)	As of and for the Year Ended 9/30/08	9/30/09	9/30/10	9/30/11	9/30/12	As of and for the Six Months Ended 3/31/13

The Company provides supplemental reporting of non-GAAP measures as management believes this information is useful to investors.

The following table shows the reconciliation of return on average tangible equity:

	9/30/08	9/30/09	9/30/10	9/30/11	9/30/12	3/31/13
Average stockholders' equity	$404,396	$415,887	$425,408	$427,290	$447,065	$492,614
Average goodwill and other amortizable intangibles	(169,979)	(167,451)	(165,444)	(164,404)	(165,699)	(171,397)
Average tangible stockholders' equity	234,417	248,436	259,964	262,886	281,366	321,217
Net income	23,778	25,861	20,492	11,739	19,888	13,549
Net income, if annualized	23,778	25,861	20,492	11,739	19,888	27,172
Return on average tangible equity	10.14%	10.41%	7.88%	4.47%	7.07%	8.46%

Source: Company filings.

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Additional Information for Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between Provident and Sterling will be submitted to the stockholders of Provident and Sterling for their consideration In connection with the proposed merger, Provident has filed with the SEC a Registration Statement on Form S-4 ("Form S-4") that includes a joint preliminary proxy statement of Provident and Sterling and a preliminary prospectus of Provident, as well as other relevant documents concerning the proposed transaction. **STOCKHOLDERS OF PROVIDENT AND STERLING ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PRELIMINARY PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.** Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and other documents containing important information about Provident and Sterling (including the definitive proxy statement/prospectus), once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC may also be obtained free of charge at Provident's website at www.providentbanking.com under the tab "Investor Relations," and then under the heading "SEC Filings" or at Sterling's website at www.snb.com under the tab "Investor Relations," and then under the heading "SEC Filings."

Provident, Sterling and certain of their respective directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Provident's and Sterling's stockholders in connection with the proposed merger. Information about the directors and executive officers of Provident and their ownership of Provident common stock is set forth in the proxy statement for Provident's 2013 annual meeting of stockholders, as filed with the SEC on Schedule 14A on January 10, 2013 and the preliminary proxy statement/prospectus related to the proposed merger, which is included in the registration statement on Form S-4 that was filed with the SEC on June 4, 2013. Information about the directors and executive officers of Sterling and their ownership of Sterling common stock is set forth in the proxy statement for Sterling's 2012 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 3, 2012 and the preliminary proxy statement/prospectus included in the Form S-4. Free copies of these documents may be obtained as described in the preceding paragraph. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed merger when it becomes available.

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